The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce International Smaller-Companies Fund

Effective October 22, 2013, David A. Nadel, Portfolio Manager and Director of International Research of Royce, serves as Portfolio Manager. He is assisted by Dilip P. Badlani and Mark Rayner. Mr. Nadel began to manage the Fund in 2011 and previously served as assistant portfolio manager (2009-2011). Messrs. Badlani and Rayner became assistant portfolio managers in 2013.

October 23, 2013

RIS-SUPP-1013